                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               September 28, 2006

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2006-HE5
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                       MERRILL LYNCH MORTGAGE LENDING INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      333-130545                13-3416059
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
      Of Incorporation)                File Number)          Identification No.)

            250 Vesey Street
        4 World Financial Center
               10th Floor
              New York, NY                                               10080
(Address of Principal Executive Offices)                              (Zip Code)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333- 130545) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $1,318,503,100 in aggregate principal amount Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class R Certificates of its Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-HE5 on September 28, 2006.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 31, 2006, as supplemented by the Prospectus Supplement dated September 26, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates (as defined below), a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 dated as of September 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Citibank, N.A., as trustee (the "Trustee"), LaSalle Bank National Association, as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Wilshire Credit Corporation, as a servicer, and IndyMac Bank, F.S.B., as a servicer (each, a "Servicer" and together, the "Servicers") (the "Pooling and Servicing Agreement"). The "Certificates" consist of the following classes: Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of sub-prime mortgage loans secured by first and second liens on residential properties (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,376,307,687 as of September 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of September 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Citibank, N.A., as Trustee, Wilshire Credit Corporation, as a Servicer, Indymac Bank, F.S.B., as a Servicer and LaSalle Bank National Association, as Master Servicer and Securities Administrator.

          99.1 Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2006, between Merrill Lynch Mortgage Lending Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name: Tom Saywell
                                        Title: Authorized Signatory

Date: October 13, 2006

                                  EXHIBIT INDEX

Exhibit No.                         Description                         Page No.
-----------                         -----------                         --------
4.1           Pooling and Servicing Agreement, dated as of September
              1, 2006, among Merrill Lynch Mortgage Investors, Inc.,
              as Depositor, Citibank, N.A., as Trustee, Wilshire
              Credit Corporation, as a Servicer, Indymac Bank,
              F.S.B., as a Servicer and LaSalle Bank National
              Association, as Master Servicer and Securities
              Administrator

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2006, between Merrill Lynch Mortgage
              Lending Inc., as Seller, and Merrill Lynch Mortgage
              Investors, Inc., as Purchaser.